Exhibit 10.3

GLOBAL CUSTODY AGREEMENT
(Unregistered Investment Companies)

AGREEMENT, dated as of January __, 2010 between Teucrium Commodity Trust (the “Trust”), on its own behalf and on behalf of each of its series listed in Exhibit A attached hereto (each a "Customer"), and The Bank of New York Mellon, a New York state chartered bank subject to regulation by the Board of Governors of the Federal Reserve System and the New York State Banking Department ("Custodian").

ARTICLE I
DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1.           "Authorized Person" shall be any person, whether or not an officer or employee of the Trust, duly authorized by the Trust to give Oral and/or Written Instructions with respect to one or more Accounts, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

2.           "BNY Affiliate" shall mean any office, branch or subsidiary of The Bank of New York Mellon Corporation.

3.           "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4.           "Business Day" shall mean any day on which Custodian, Book-Entry System and relevant Depositories are open for business.

5.           "Depository" shall include the Book-Entry System, the Depository Trust Company, Euroclear, Clearstream Banking S.A. and any other securities depository, book-entry system or clearing agency (and their respective successors and nominees) authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law and identified to Customer from time to time.

6.           “Hedge Fund Investments” shall mean investments by Customer in hedge funds, mutual funds and other investment or collective investment vehicles.

7.           "Oral Instructions" shall mean instructions received verbally by Custodian.

8.           "Securities" shall include, without limitation, any common stock and other equity securities, including Hedge Fund Investments, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository, with a Subcustodian or on the books of the issuer).

9.           "Subcustodian" shall mean a bank or other financial institution (other than a Depository) which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to Customer from time to time.

10.         "Written Instructions" shall mean written communications actually received by Custodian by S.W.I.F.T., tested telex, letter, facsimile transmission, or other method or system specified by Custodian as available for use in connection with the services hereunder.

ARTICLE II
APPOINTMENT OF CUSTODIAN; ACCOUNTS;
REPRESENTATIONS AND WARRANTIES

1.           The Trust, on behalf of each Customer, hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees.  Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts (each such account being separate and distinct with respect to each Customer) in which Custodian will hold Securities and cash as provided herein.  Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of Customer.

2.           The Trust, on its own behalf and on behalf of each Customer, hereby represents, warrants and covenants, which shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction given by Customer, that:

(a)          The Trust is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b)         This Agreement has been duly authorized, executed and delivered by the Trust, on its own behalf and on behalf of each Customer, constitutes a valid and legally binding obligation of the Trust, on its own behalf and on behalf of each Customer, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on the Trust, on its own behalf and on behalf of each Customer, prohibits the execution or performance of this Agreement; and

(c)          (i) Either the Trust, on behalf of a Customer, owns the Securities in the Accounts free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the Securities in an Account are owned beneficially by others, the Trust, on behalf of a Customer, has the right to pledge such Securities to the extent necessary to secure Customer's obligations hereunder, free of any right of redemption or prior claim by the beneficial owner.  Custodian's security interest pursuant to Article V hereof shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute), and the Trust, on behalf of each Customer, shall take any and all additional steps which are required to assure Custodian of such priority and status, including notifying third parties or obtaining their consent to, Custodian's security interest.

  (ii) The Trust shall take no action to transfer any interest in a Hedge Fund Investment from the nominee name in which such investment is registered without the express written consent of Custodian, or take any other action that would cause Custodian’s first lien and security interest hereunder to be adversely affected.

(d)         Any agreement the Trust enters into with a broker-dealer or another person (an “Authorized Purchaser”) for the purchase and redemption of Customer shares in creation basket aggregations shall require such person to establish and maintain policies and procedures requiring it to obtain and verify information about the identity of its customers purchasing Customer shares from such Authorized Purchaser and which are reasonably designed to ensure that it is not being used as a conduit for money laundering or other illicit purposes; and

(e)          The Trust shall promptly notify Custodian in writing if any of the foregoing representations and warranties are no longer true.

ARTICLE III
CUSTODY AND RELATED SERVICES

1.           (a)           Subject to the terms hereof, the Trust, on behalf of each Customer, hereby authorizes Custodian to hold any Securities received by it from time to time for the applicable Customer's account.  Custodian shall be entitled to utilize Depositories and Subcustodians to the extent possible in connection with its performance hereunder.  Securities and cash deposited by Custodian in a Depository will be held subject to the rules, terms and conditions of such Depository.  Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians.  Subcustodians may be authorized to hold Securities in central securities depositories or clearing agencies in which such Subcustodians participate.  Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with Subcustodians will be held in a commingled account in the name of Custodian as custodian or trustee for its customers.  Custodian shall identify on its books and records the Securities and cash belonging to Customer, whether held directly or indirectly through Depositories or Subcustodians, and shall maintain separate and distinct books and records for each Customer.

(b)         Unless applicable law otherwise requires, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities or for funds advanced on behalf of Customer by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

2.           Custodian shall furnish the Trust for each Customer with an advice of daily transactions and a monthly summary of all transfers to or from the Accounts.  The Trust, on behalf of each Customer, may elect to receive advices, confirmations, reports or statements electronically through the Internet to an email address specified by it for such purpose.  By electing to use the Internet for this purpose, the Trust acknowledges that such transmissions are not encrypted and therefore are insecure.  The Trust further acknowledges that there are other risks inherent in communicating through the Internet such as the possibility of virus contamination and disruptions in service, and agrees that Custodian shall not be responsible for any loss, damage or expense suffered or incurred by the Trust or any Customer or any person claiming by or through the Trust or any Customer as a result of the use of such methods.

3.          With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

(a)         Receive all income and other payments and advise the Trust, on behalf of the relevant Customer, as promptly as practicable of any such amounts due but not paid;

(b)         Present for payment and receive the amount paid upon all Securities which may mature and advise the Trust, on behalf of  the relevant Customer, as promptly as practicable of any such amounts due but not paid;

(c)         Forward to the Trust, on behalf of the relevant Customer, all information or documents that it may receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

(d)         Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

(e)         Hold directly or through a Depository or Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

(f)          Endorse for collection checks, drafts or other negotiable instruments.

4.           (a)           Custodian shall notify the Trust, on behalf of the relevant Customer, of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Depository or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken.  Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify Customer.

(b)         Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on Customer or provide for discretionary action or alternative courses of action by Customer, Customer shall be responsible for making any decisions relating thereto and for directing Custodian to act.  In order for Custodian to act, it must receive Customer's Written Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may notify Customer).  Absent Custodian's timely receipt of such Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

5.           Custodian will make available to Customer proxy voting services upon the request of, and for the jurisdictions selected by, Customer in accordance with terms and conditions to be mutually agreed upon by Custodian and Customer.

6.           Custodian shall promptly advise the Trust, on behalf of the applicable Customer, upon its notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class.  If Custodian, any Subcustodian or Depository holds any such Securities in which a Customer has an interest as part of a fungible mass, Custodian, such Subcustodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

7.           Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8.           Each Customer shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of Customer or any transaction related thereto.  Each Customer shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of Customer (including any payment of Tax required by reason of an earlier failure to withhold).  Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security.  In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of a Customer, Custodian is hereby authorized to withdraw cash from any cash account for that particular Customer only, in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian, for the timely payment of such Tax in the manner required by applicable law.  If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Trust of the additional amount of cash (in the appropriate currency) required, and the Trust, on behalf of the applicable Customer, shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein.  In the event that Custodian reasonably believes that a Customer is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of a Customer under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Trust, on behalf of the appropriate Customer, all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty.  In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Trust to Custodian hereunder.  The Trust, on behalf of each Customer, hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the applicable Customer, its successors and assigns, notwithstanding the termination of this Agreement.

9.           (a)           For the purpose of settling Securities and foreign exchange transactions, each Customer shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate.  As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in the currency of Customer's home jurisdiction to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency to settle the transaction.  Custodian shall provide the Trust, on behalf of each Customer, with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from its Subcustodians and Depositories.  Such funds shall be in the currency of Customer's home jurisdiction or such other currency as the Trust, on behalf of the Customer, may specify to Custodian.

(b)         Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels.  The Trust, on behalf of each Customer, may issue standing Written Instructions with respect to foreign exchange transactions but Custodian may establish rules or limitations concerning any foreign exchange facility made available to a Customer.  Each Customer shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.  Without limiting the foregoing, each Customer shall bear the risks that rules or procedures imposed by Depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of a Customer of Securities or cash held outside Customer's jurisdiction or denominated in a currency other than its home jurisdiction or the conversion of cash from one currency into another currency.  Custodian shall not be obligated to substitute another currency for a currency whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure.  Neither Custodian nor any Subcustodian shall be liable to Customer for any loss resulting from any such event.

10.         To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information.  The Trust, on behalf of each Customer, understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material.  Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith.  Provided Custodian has complied with the first sentence of this paragraph, Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

11.         As an accommodation to each Customer, Custodian shall provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements Securities or other assets not held in Custodian’s vault or for which Custodian or its nominee is not the registered owner ("Non-Custody Assets").  Non-Custody Assets shall be designated on Custodian's books as "shares not held" or by other similar characterization.  The Trust, on its own behalf and on behalf of each Customer, acknowledges and agrees that it shall have no security entitlement against Custodian with respect to Non-Custody Assets, that Custodian shall be entitled to rely, without independent verification, on information provided by Customer regarding Non-Custody Assets (including but not limited to positions and market valuations) and that, provided Custodian has discharged its duties as related to the consolidated recordkeeping services in accordance with its standard of care as contemplated herein, Custodian shall have no responsibility whatsoever with respect to the accuracy of any information maintained on Custodian's books or set forth on account statements concerning Non-Custody Assets.

12.         From time to time Custodian may make available to each Customer or its agent(s) certain computer programs, products, services, reports or information, including, without limitation, information obtained by Custodian from third parties and information reflecting Custodian’s input, evaluation and interpretation (collectively, “Tools”).  Tools may allow Customer or its agent(s) to perform certain analytic, accounting, compliance, reconciliation and other functions with respect to the Account.  By way of example, Tools may assist Customer or its agent(s) in analyzing the performance of investment managers appointed by Customer, determining on a post-trade basis whether transactions for the Account comply with Customer’s investment guidelines, evaluating assets at risk, and performing account reconciliations.  Tools may be used only for Customer’s internal purposes, and may not be resold, redistributed or otherwise made available to third parties.  Tools are the sole and exclusive property of Custodian and its suppliers.  Customer may not reverse engineer or decompile any computer programs provided by the Custodian comprising, or provided as a part of, any Tools.  Information supplied by third parties may be incorrect or incomplete, and any information, reports, analytics or other services supplied by Custodian that rely on information from third parties may also be incorrect or incomplete.  All Tools are provided “AS IS”, whether or not they are modified to meet specific needs of Customer and regardless of whether Custodian is compensated by Customer for providing such Tools.  CUSTODIAN DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TOOLS, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.  ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, CUSTODIAN AND ITS SUPPLIERS SHALL NOT BE LIABLE FOR ANY LOSS, COST, EXPENSE, DAMAGE, LIABILITY OR CLAIM SUFFERED OR INCURRED BY CUSTOMER, ITS AGENT(S) OR ANY OTHER PERSON AS A RESULT OF USE OF, INABILITY TO USE, OR RELIANCE UPON ANY TOOLS, EXCEPT FOR DIRECT DAMAGES RESULTING FROM THE WILLFUL MISCONDUCT OF CUSTODIAN.

13.         With respect to Securities issued in the United States, the Shareholders Communications Act of 1985 (the "Act") requires Custodian to disclose to the issuers, upon their request, the name, address and securities position of its customers who are (a) the "beneficial owners" (as defined in the Act) of the issuer’s Securities, if the beneficial owner does not object to such disclosure, or (b) acting as a "respondent bank" (as defined in the Act) with respect to the Securities.  (Under the Act, "respondent banks" do not have the option of objecting to such disclosure upon the issuers' request.)  The Act defines a "beneficial owner" as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security.  The Act defines a "respondent bank" as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Custodian.  Under the Act, Customer is either the "beneficial owner" or a "respondent bank."

☒	Customer is the "beneficial owner," as defined in the Act, of the Securities to be held by Custodian hereunder.
☐
Customer is not the beneficial owner of the Securities to be held by Custodian, but is acting as a “respondent bank,” as defined in the Act, with respect to the Securities to be held by Custodian hereunder.

IF NO BOX IS CHECKED, CUSTODIAN SHALL ASSUME THAT CUSTOMER IS THE BENEFICIAL OWNER OF THE SECURITIES.

For beneficial owners of the Securities only:

☐	Customer objects
☒	Customer does not object

to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Customer.

IF NO BOX IS CHECKED, CUSTODIAN SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM CUSTOMER.

With respect to Securities issued outside of the United States, information shall be released to issuers only if required by law or regulation of the particular country in which the Securities are located.

ARTICLE IV
PURCHASE, SALE AND REDEMPTION OF SECURITIES;
CREDITS TO ACCOUNT

1.           (a)           Promptly after each purchase or sale of Securities by Customer, an Authorized Person shall deliver to Custodian Written Instructions specifying all information necessary for Custodian to settle such purchase or sale.  Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

(b)         With respect to purchases and redemptions of Hedge Fund Investments, upon the Written Instructions of an Authorized Person Custodian (or its nominee) will as agent for Customer subscribe for and redeem shares, units or other interests and complete, execute and submit all relevant subscription and redemption documentation required by the relevant issuer; provided that any Written Instructions given to Custodian hereunder shall be in accordance with Custodian’s procedures notified to Customer from time to time; and provided further, that Customer’s delivery to Custodian of any such Written Instructions to purchase Hedge Fund Investments shall constitute the Trust’s representation and warranty that the Trust has reviewed and understands the terms of the relevant offering memorandum or subscription agreement (or similar document) and other document(s) related thereto and agreement to be bound by the terms and conditions thereof (including all representations and warranties to which the Trust or a Customer will be bound as beneficial owner of such Hedge Fund Investment).

2.           The Trust, on behalf of each Customer, understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously.  The Trust, on behalf of each Customer, assumes full responsibility for all credit risks involved in connection with Custodian's delivery of Securities pursuant to instructions of Customer, provided Custodian has followed commercially reasonable practices with respect to such delivery.

3.           Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Trust, on behalf of eacg Customer, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor.  All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received.  Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

ARTICLE V
OVERDRAFTS OR INDEBTEDNESS

1.           If Custodian in its sole discretion advances funds in any currency hereunder or there shall arise for whatever reason an overdraft in an Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions, funds transfers or foreign exchange transactions) or if Customer is for any other reason indebted to Custodian, Customer agrees to repay Custodian on demand the amount of the advance, overdraft or indebtedness plus accrued interest at a rate ordinarily charged by Custodian to its institutional custody customers in the relevant currency.

2.           In order to secure repayment of Customer's obligations to Custodian hereunder, the Trust, on behalf of each such Customer, hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of Customer's right, title and interest in and to the Accounts and the Securities, money and other property now or hereafter held in the Accounts (including proceeds thereof), and any other property at any time held by it for the account of each respective Customer and not any other series of the Trust.  In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect.

ARTICLE VI
CONCERNING CUSTODIAN

1.           (a)           Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against the Trust or a Customer, except those Losses arising out of the negligence or willful misconduct of Custodian.  Custodian shall have no liability whatsoever for the action or inaction of any Depository or issuer of Securities.  Subject to Section 1(b) below, Custodian's responsibility with respect to any Securities or cash held by a Subcustodian is limited to the failure on the part of Custodian to exercise reasonable care in the selection or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant market.  With respect to any Losses incurred by the Trust or a Customer as a result of the acts or the failure to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and, provided that Custodian has exercised reasonable care in the selection and retention of such Subcustodian as provided for in the preceding sentence, Custodian's sole responsibility and liability to Customer shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian).  In no event shall Custodian be liable to Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement.

(b)         Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder.  No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)          The Trust on behalf of each Customer agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by Customer; provided however, that the Trust or a Customer shall not indemnify Custodian for those Losses arising out of Custodian's negligence or willful misconduct.  This indemnity shall be a continuing obligation of the Trust on behalf of each Customer, its successors and assigns, notwithstanding the termination of this Agreement.

(d)         Custodian shall indemnify and hold harmless the Trust and each Customer from and against any and all reasonable attorneys’ fees related to claims, where such claims result in liability to the Trust or a Customer and such liability has been finally determined by an arbiter of competent jurisdiction to be directly caused by Custodian’s failure to discharge its duties in accordance with its standard of care as set forth hereunder.  This indemnity shall be a continuing obligation of Custodian, its successors and assigns, notwithstanding the termination of this Agreement.

(e)          If any action, suit or proceeding (each, a “Proceeding”) is brought against either party to this Agreement (an “Indemnified Party”) in respect of which indemnity may be sought against the other party (the “Indemnifying Party”) pursuant to the foregoing paragraphs, the Indemnified Party shall promptly notify the Indemnifying Party in writing of the institution of such Proceeding and the Indemnifying Party shall have the right, by providing notice to the Indemnified Party within twenty (20) Business Days thereafter, to assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and payment of all fees and expenses; provided, however, that the omission to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party except to the extent that it has been materially prejudiced by such failure and has not otherwise learned of such Proceeding.  If the Indemnifying Party assumes the defense of the Proceeding, the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such Proceeding or the Indemnifying Party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such Proceeding on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party and paid as incurred (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding).

The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without the Indemnifying Party’s written consent but if settled with the Indemnifying Party’s written consent, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this section 6.4, then the Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have fully reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given the Indemnifying Party at least 30 days’ prior notice of its intention to settle. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

2.           Without limiting the generality of and subject to the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any losses incurred by a Customer or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market.

3.           At any time Custodian may apply to any officer of the Trust or its sponsor for instructions, and may seek the advice of outside counsel to the Trust (which instructions or advice shall not be unreasonably withheld) with respect to any matter arising in connection with the services to be performed by Custodian under this Agreement, and Custodian and its agents or subcontractors shall not be liable and shall be indemnified by the Trust for any action taken or omitted by it in reliance upon such instructions or advice (except for actions or omissions by Custodian taken with negligence or willful misconduct). An application by Custodian for instructions or advice in accordance with this Section VI.3 shall set forth in writing any action proposed to be taken or omitted to be taken by Custodian with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken (which date shall allow an amount of time for the Trust’s or its counsel’s consideration of the application that is reasonable under the circumstances), and the Bank shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, Custodian has received written instructions or advice in response to such application specifying the action to be taken or omitted or has received written notice that the Trust or its counsel is reasonably declining to provide such instructions or advice.

4.           Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.           Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.           Each Customer shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable.  A Customer shall reimburse Custodian for all costs associated with the conversion of Customer's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement.  Each Customer shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder with respect to that Customer.

7.           Custodian has the right to debit any cash account for any amount payable by a Customer in connection with any and all obligations of Customer to Custodian, whether or not relating to or arising under this Agreement.  In addition to the rights of Custodian under applicable law and other agreements, at any time when Customer shall not have honored any and all of its obligations to Custodian, Custodian shall have the right without notice to Customer to retain or set-off, against such obligations of Customer, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of that Customer, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to that Customer in any currency.  Any such asset of, or obligation to, a Customer may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.           (a)           Subject to the terms below, Custodian shall be entitled to rely upon any Written or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered.  The Trust, on behalf of each Customer, agrees that an Authorized Person shall forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian.  The Trust, on behalf of each Customer, agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian.

(b)         If Custodian receives Written Instructions which appear on their face to have been transmitted by an Authorized Person via (i) computer facsimile, email, the Internet or other insecure electronic method, or (ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, Customer understands and agrees that Custodian cannot determine the identity of the actual sender of such Written Instructions and that Custodian shall conclusively presume that such Written Instructions have been sent by an Authorized Person.  Customer shall be responsible for ensuring that only Authorized Persons transmit such Written Instructions to Custodian and that all Authorized Persons treat applicable user and authorization codes, passwords and/or authentication keys with reasonable care.

(c)         The Trust, on behalf of each Customer, acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Written Instructions to Custodian and that there may be more secure methods of transmitting Written Instructions than the method(s) selected by a Customer.  The Trust, on behalf of each Customer, agrees that the security procedures (if any) to be followed in connection with its transmission of Written Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

(d)         If a Customer elects to transmit Written Instructions through an on-line communication system offered by Custodian, the Customer's use thereof shall be subject to the Terms and Conditions attached hereto as Appendix I.  If a Customer elects (with Custodian’s prior consent) to transmit Written Instructions through an on-line communications service owned or operated by a third party, the Trust, on behalf of such Customer, agrees that Custodian shall not be responsible or liable for the reliability or availability of any such service.

9.           Upon reasonable request and provided Custodian shall suffer no significant disruption of its normal activities, the Trust, on behalf of each Customer, shall have access to Custodian's books and records relating to the Accounts during Custodian's normal business hours.  Upon reasonable request, copies of any such books and records shall be provided to the Trust, on behalf of each Customer, at each Customer's expense.

10.         It is understood that Custodian is authorized to supply any information regarding the Accounts which is required to be supplied by any law, regulation or rule now or hereafter in effect.

11.         Custodian represents that it has established and implemented a disaster recovery plan and back-up system reasonably designed to satisfy the requirements of all applicable law, rules, and regulations and which is reasonable under the circumstances.  Provided that the foregoing representation has remained true and correct at the time of a failure as contemplated in this section, Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions, it also being understood that Custodian shall use its best efforts to resume performance as soon as practicable under the circumstances.

12.         Custodian shall have no duties or responsibilities whatsoever in connection with the services to be provided under this Agreement except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

ARTICLE VII
TERMINATION

The Trust, on behalf of each Customer independently, and the Custodian may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of such notice.  Upon termination hereof, the notifying Customer shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder.  Custodian shall follow such reasonable Oral or Written Instructions concerning the transfer of custody of records, Securities and other items as such Customer shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder.  If any Securities or cash remain in any Account, Custodian may deliver to the applicable Customer such Securities and cash.  Except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease upon termination of this Agreement.  Termination of this Agreement by the Trust on behalf of any Customer shall not constitute termination by any other Customer unless separate notice is given.

ARTICLE VIII
LIMITATION OF INTERSERIES LIABILITY

Notwithstanding anything to the contrary provided herein, the Custodian agrees that, pursuant to Section 3804(a) of the Delaware Statutory Trust Act, the liabilities of each Customer shall be limited such that (a) the debts, liabilities, obligations and expense incurred, contracted for or otherwise existing and relating to this Agreement with respect to a particular Customer shall be enforceable against the assets of the particular Customer only, and not against the assets of the Trust generally or the assets of any other Customer, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for, or otherwise existing and relating to this Agreement with respect to the Trust generally and any other Customer shall be enforceable against the assets of such particular Customer.

ARTICLE IX
MISCELLANEOUS

1.           The Trust, on behalf of each Customer, agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons.  Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

2.           Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.           Any notice or other instrument in writing, authorized or required by this Agreement to be given the Trust or to a Customer shall be sufficiently given if addressed to the applicable Customer and received by it at its offices c/o the Trust at 232 Hidden Lake Road, Building A, Brattleboro, Vermont 05301, or at such other place as the Trust may from time to time designate in writing.

4.           Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time.  No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.           In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected thereby.  This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties.  This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.           (a)           Except with respect to Article VIII above, which shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware, this Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof.  The Trust and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder.  The Trust, on behalf of each Customer, hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum.  The Trust, on its own behalf and on behalf of each Customer, and the Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

(b)         The parties hereto agree that the establishment and maintenance of the Account, and all interests, duties and obligations with respect thereto, shall be governed by the laws of the State of New York.

7.           The parties hereto agree that in performing hereunder, Custodian is acting solely on behalf of Customer and no contractual or service relationship shall be deemed to be established hereby between Custodian and any other person.

8.           The Trust, on behalf of each Customer, hereby acknowledges that Custodian is subject to federal laws, including the Customer Identification Program (CIP) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which Custodian must obtain, verify and record information that allows Custodian to identify Customer.  Accordingly, prior to opening an Account hereunder Custodian will ask Customer to provide certain information including, but not limited to, Customer's name, physical address, tax identification number and other information that will help Custodian to identify and verify each Customer’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information.  The Trust, on behalf of each Customer, agrees that Custodian cannot open an Account hereunder unless and until the Custodian verifies each Customer's identity in accordance with its CIP.

9.           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

IN WITNESS WHEREOF, the Trust and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

TEUCRIUM COMMODITY TRUST

By: Teucrium Trading, LLC, its sponsor

By:

Title: Treasurer and Secretary

Tax Identification No:

THE BANK OF NEW YORK MELLON

By:

Title:

APPENDIX I

ELECTRONIC SERVICES TERMS AND CONDITIONS

1.    License; Use. (a) This Appendix I shall govern each Customer’s use of electronic communications, information delivery, portfolio management and banking services, that The Bank of New York and its affiliates (“BNY”) may provide to such Customers, such as The Bank of New York Inform ™ and The Bank of New York CA$H-Register Plus®, and any computer software, proprietary data and documentation provided by BNY to Customer in connection therewith (collectively, the “Electronic Services”). In the event of any conflict between the terms of this Appendix I and the main body of this Agreement with respect to a Customer’s use of the Electronic Services, the terms of this Appendix I shall control.

(b) BNY grants to each Customer a personal, nontransferable and nonexclusive license to use the Electronic Services to which a Customer subscribes solely for the purpose of transmitting instructions and information (“Written Instructions”), obtaining reports, analyses and statements and other information and data, making inquiries and otherwise communicating with BNY in connection with the Customer’s relationship with BNY.  Each Customer shall use the Electronic Services solely for its own internal and proper business purposes and not in the operation of a service bureau.  Except as set forth herein, no license or right of any kind is granted to a Customer with respect to the Electronic Services.  The Trust, on behalf of each Customer, acknowledges that BNY and its suppliers retain and have title and exclusive proprietary rights to the Electronic Services, including any trade secrets or other ideas, concepts, know-how, methodologies, and information incorporated therein and the exclusive rights to any copyrights, trade dress, look and feel, trademarks and patents (including registrations and applications for registration of either), and other legal protections available in respect thereof.  The Trust, on behalf of each Customer, further acknowledges that all or a part of the Electronic Services may be copyrighted or trademarked (or a registration or claim made therefor) by BNY or its suppliers.  No Customer shall not take any action with respect to the Electronic Services inconsistent with the foregoing acknowledgments, nor shall a Customer attempt to decompile, reverse engineer or modify the Electronic Services.  A Customer may not copy, distribute, sell, lease or provide, directly or indirectly, the Electronic Services or any portion thereof to any other person or entity without BNY’s prior written consent.  A Customer may not remove any statutory copyright notice or other notice included in the Electronic Services.  No Customer shall reproduce any such notice on any reproduction of any portion of the Electronic Services and shall add any statutory copyright notice or other notice upon BNY’s request.

(c) Portions of the Electronic Services may contain, deliver or rely on data supplied by third parties (“Third Party Data”), such as pricing data and indicative data, and services supplied by third parties (“Third Party Services”) such as analytic and accounting services.  Third Party Data and Third Party Services supplied hereunder are obtained from sources that BNY reasonably believes to be reliable but are provided without any independent investigation by BNY.  BNY and its suppliers do not represent or warrant that the Third Party Data or Third Party Services are correct, complete or current.  Third Party Data and Third Party Services are proprietary to their suppliers, are provided solely for Customers’ internal use, and may not be reused, disseminated or redistributed in any form.  A Customer shall not use any Third Party Data in any manner that would act as a substitute for obtaining a license for the data directly from the supplier.  Third Party Data and Third Party Services should not be used in making any investment decision.  BNY AND ITS SUPPLIERS ARE NOT RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF OR RELIANCE UPON THIRD PARTY DATA OR THIRD PARTY SERVICES.  BNY’s suppliers of Third Party Data and Services are intended third party beneficiaries of this Section 1(c) and Section 5 below.

(d) The Trust, on behalf or each Customer, understands and agrees that any links in the Electronic Services to Internet sites may be to sites sponsored and maintained by third parties.  BNY make no guarantees, representations or warranties concerning the information contained in any third party site (including without limitation that such information is correct, current, complete or free of viruses or other contamination), or any products or services sold through third party sites.  All such links to third party Internet sites are provided solely as a convenience to Customers and a Customer accesses and uses such sites at its own risk.  A link in the Electronic Services to a third party site does not constitute BNY’s endorsement, authorisation or sponsorship of such site or any products and services available from such site.

2.    Equipment.  Each Customer shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize and obtain access to the Electronic Services, and BNY shall not be responsible for the reliability or availability of any such equipment or services.

3.    Proprietary Information.  The Electronic Services, and any proprietary data (including Third Party Data), processes, software, information and documentation made available to a Customer (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of BNY or its suppliers.  However, for the avoidance of doubt, reports generated by a Customer containing information relating to its account(s) (except for Third Party Data contained therein) are not deemed to be within the meaning of the term “Information.”  Each Customer shall keep the Information confidential by using the same care and discretion that Customer uses with respect to its own confidential property and trade secrets, but not less than reasonable care.  Upon termination of the Agreement or the licenses granted herein for any reason, each Customer shall return to BNY any and all copies of the Information which are in its possession or under its control (except that Customer may retain reports containing Third Party Data, provided that such Third Party Data remains subject to the provisions of this Appendix).  The provisions of this Section 3 shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all information whether or not copyrighted.

4.    Modifications.  BNY reserves the right to modify the Electronic Services from time to time.  The Trust, on behalf of each Customer, agrees not to modify or attempt to modify the Electronic Services without BNY's prior written consent.  The Trust, on behalf of each Customer, acknowledges that any modifications to the Electronic Services, whether by Customer or BNY and whether with or without BNY's consent, shall become the property of BNY.

5.    NO REPRESENTATIONS OR WARRANTIES; LIMITATION OF LIABILITY.  BNY AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE ELECTRONIC SERVICES OR ANY THIRD PARTY DATA OR THIRD PARTY SERVICES, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.  THE TRUST, ON BEHALF OF EACH CUSTOMER, ACKNOWLEDGES THAT THE ELECTRONIC SERVICES, THIRD PARTY DATA AND THIRD PARTY SERVICES ARE PROVIDED “AS IS.”  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL BNY OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH A CUSTOMER MAY INCUR IN CONNECTION WITH THE ELECTRONIC SERVICES, THIRD PARTY DATA OR THIRD PARTY SERVICES, EVEN IF BNY OR SUCH SUPPLIER KNEW OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT FOR DIRECT DAMAGES RESULTING FROM THE WILLFUL MISCONDUCT OF BNY.  IN NO EVENT SHALL BNY OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL PROVIDED THAT BNY HAS ESTABLISHED AND IS MAINTAINING A DISASTER RECOVERY PLAN AND BACK-UP SYSTEM THAT IS REASONABLY DESIGNED TO COMPLY WITH APPLICABLE LAW AND IS REASONABLE UNDER THE CIRCUMSTANCES, OR IF NOT, THAT ANY SUCH LOSS WOULD HAVE OCCURRED EVEN IF BNY HAD ESTABLISHED AND WAS MAINTAINING SUCH A DISASTER RECOVERY PLAN AND BACK-UP SYSTEM.

6.    Security; Reliance; Unauthorized Use; Funds Transfers. BNY will establish security procedures to be followed in connection with the use of the Electronic Services, and the Trust, on behalf of each Customer, agrees to comply with the security procedures.  The Trust, on behalf of each Customer, understands and agrees that the security procedures are intended to determine whether instructions received by BNY through the Electronic Services are authorized but are not (unless otherwise specified in writing) intended to detect any errors contained in such instructions.  The Trust will cause all persons utilizing the Electronic Services to treat any user and authorization codes, passwords, authentication keys and other security devices with reasonable care and confidentiality.  Upon termination of Customer’s use of the Electronic Services, Customer shall return to BNY any security devices (e.g., token cards) provided by BNY.  BNY is hereby irrevocably authorized to comply with and rely upon on Written Instructions and other communications, whether or not authorized, received by it through the Electronic Services.  The Trust acknowledges that it has sole responsibility for ensuring that only Authorized Persons use the Electronic Services and that to the fullest extent permitted by applicable law BNY shall not be responsible nor liable for any unauthorized use thereof or for any losses sustained by Customer arising from or in connection with the use of the Electronic Services or BNY’s reliance upon and compliance with Written Instructions and other communications received through the Electronic Services.  With respect to instructions for a transfer of funds issued through the Electronic Services, when instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), BNY, its affiliates, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named.  Such reliance on a unique identifier shall apply to beneficiaries named in such instructions as well as any financial institution which is designated in such instructions to act as an intermediary in a funds transfer.  It is understood and agreed that unless otherwise specifically provided herein, and to the extent permitted by applicable law, the parties hereto shall be bound by the rules of any funds transfer system utilized to effect a funds transfer hereunder.

7.    Acknowledgments.  BNY shall acknowledge through the Electronic Services its receipt of each Written Instruction communicated through the Electronic Services, and in the absence of such acknowledgment BNY shall not be liable for any failure to act in accordance with such Written Instruction and a Customer may not claim that such Written Instruction was received by BNY.  BNY may in its discretion decline to act upon any instructions or communications that are insufficient or incomplete or are not received by BNY in sufficient time for BNY to act upon, or in accordance with such instructions or communications.

8.    Viruses.  The Trust, on behalf of each Customer, agrees to use reasonable efforts to prevent the transmission through the Electronic Services of any software or file which contains any viruses, worms, harmful component or corrupted data and agrees not to use any device, software, or routine to interfere or attempt to interfere with the proper working of the Electronic Services.

9.    Encryption.  The Trust, on behalf of each Customer, acknowledges and agrees that encryption may not be available for every communication through the Electronic Services, or for all data.  Customer agrees that BNY may deactivate any encryption features at any time, without notice or liability to the Trust or any Customer, for the purpose of maintaining, repairing or troubleshooting its systems.

10.         On-Line Inquiry and Modification of Records. In connection with a Customer’s use of the Electronic Services, BNY may, at Customer’s request, permit Customer to enter data directly into a BNY database for the purpose of modifying certain information maintained by BNY’s systems, including, but not limited to, change of address information.  To the extent that a Customer is granted such access, the Trust, on behalf of such Customer, agrees to indemnify and hold BNY harmless from all loss, liability, cost, damage and expense (including attorney’s fees and expenses) to which BNY may be subjected or which may be incurred in connection with any claim which may arise out of or as a result of changes to BNY database records initiated by such Customer.

11.          Agents.  Each Customer may, on advance written notice to the BNY, permit its agents and contractors (“Agents”) to access and use the Electronic Services on the Customer’s behalf, except that the BNY reserves the right to prohibit a Customer’s use of any particular Agent for any reason.  Each Customer shall require its Agent(s) to agree in writing to be bound by the terms of this Agreement, and each Customer shall be liable and responsible for any act or omission of such Agent in the same manner, and to the same extent, as though such act or omission were that of the Customer.  Each submission of a Written Instruction or other communication by the Agent through the Electronic Services shall constitute a representation and warranty by the applicable Customer that the Agent continues to be duly authorized by the Customer to so act on its behalf and the BNY may rely on the representations and warranties made herein in complying with such Written Instruction or communication.  Any Written Instruction or other communication through the Electronic Services by an Agent shall be deemed that of Customer, and Customer shall be bound thereby whether or not authorized.  Customer may, subject to the terms of this Agreement and upon advance written notice to the Bank, provide a copy of the Electronic Service user manuals to its Agent if the Agent requires such copies to use the Electronic Services on Customer’s behalf.  Upon cessation of any such Agent's services, Customer shall promptly terminate such Agent’s access to the Electronic Services, retrieve from the Agent any copies of the manuals and destroy them, and retrieve from the Agent any token cards or other security devices provided by BNY and return them to BNY.

CERTIFICATE OF AUTHORIZED PERSONS
(Customer - Oral and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting  ______________________________ of Teucrium Commodity Trust (the “Trust”), and further certifies that the following officers or employees of the Trust have been duly authorized in conformity with the Trust’s Amended and Restated Agreement and Declaration of Trust and Trust Agreement to deliver Oral and Written Instructions to The Bank of New York Mellon ("BNY") pursuant to the Global Custody Agreement between the Trust and BNY dated _______________, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

Title:

Date:

CUSTODY ACCOUNT AGENCY AUTHORIZATION

Reference is made to the Global Custody Agreement (the "Custody Agreement") dated as of ____________________ between Teucrium Commodity Trust (the "Trust"), on its own behalf and on behalf of each of its series listed in Exhibit A to the Custody Agreement (each a "Customer"), and The Bank of New York Mellon ("BNY").

This is to advise BNY that for the account(s) identified below the following investment managers (each, an "Investment Manager") have been duly authorized to act as a Customer's agent for the purpose of (a) delivering Oral and Written Instructions to BNY (as defined in the Custody Agreement), and/or (b) buying and selling foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, as such purposes are designated below, and to confirm to BNY that all actions taken by BNY in reliance upon such authorization (whether in its capacity as custodian or counterparty) shall be binding on Customer.

Investment Manager	Account Title/Number	Inst.	F/X

By
Title:

Date:

CERTIFICATE OF AUTHORIZED PERSONS
(Investment Manager - Oral and Written Instructions)

Re:         Account Name:

Account Number:

The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of Teucrium Trading, LLC (the "Investment Manager"), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to deliver oral and written instructions to The Bank of New York Mellon ("BNY") with respect to the above-referenced Account, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

Title:

Date:

CERTIFICATE OF AUTHORIZED PERSONS
(Customer - Foreign Exchange)

The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of Teucrium Commodity Trust (the "Trust"), and further certifies that the following officers or employees of the Trust have been duly authorized in conformity with the Trust’s Amended and Restated Declaration of Trust and Trust Agreement to enter into contracts with The Bank of New York Mellon ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the Trust or any Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

and further certifies that the following officers or employees of the Trust have been duly authorized in conformity with the Trust’s Amended and Restated Declaration of Trust and Trust Agreement to confirm, orally and in writing, the terms of F/X Transactions entered with BNY, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

Title:

Date:

CERTIFICATE OF AUTHORIZED PERSONS
(Investment Manager - Foreign Exchange)

Re:         Account Name:

Account Number:

The undersigned hereby certifies that he/she is the duly elected and acting ______________________ of Teucrium Trading, LLC (the "Investment Manager"), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to enter into contracts with The Bank of New York Mellon ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the above-referenced Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to confirm, orally and in writing, the terms of F/X Transactions entered by the Investment Manager with BNY, and that the signatures appearing opposite their names are true and correct:

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

This certificate supersedes any certificate of authorized individuals you may currently have on file.

[seal]
Title:

Date:

EXHIBIT A